UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2019

eBay Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37713	77-0430924
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2025 Hamilton Avenue
San Jose, California 95125
(Address of principal executive offices)

(408) 376-7008
(Registrant's telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On March 1, 2019, eBay Inc. (“eBay”) issued a press release announcing several new initiatives, which are described in Item 8.01 below.

eBay also announced that it would appoint Jesse Cohn and Matthew Murphy as directors of eBay, as described in Item 5.02 below, and that it had entered into separate agreements (collectively, the “Agreements”) with funds affiliated with Elliott Management Corporation (collectively, “Elliott”) and Starboard Value LP and its affiliates (collectively, “Starboard”).

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Introductory Note and Item 8.01 are incorporated herein by reference.

Pursuant to the Agreements, Jesse Cohn was appointed as a director of eBay on March 1, 2019 (subject to the requirements set forth in the Agreement with Elliott), and Matthew Murphy was appointed as a director of eBay on March 1, 2019.

As non-employee directors, Messrs. Cohn and Murphy are entitled to receive the same compensation paid by eBay to each of its non-employee directors as described under “Compensation of Directors” in eBay’s Definitive Proxy Statement for its 2018 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 16, 2018, which description is incorporated herein by reference.

Item 8.01. Other Events.

The Introductory Note is incorporated herein by reference.

On March 1, 2019, eBay issued a press release announcing several new initiatives, including an operating review and a strategic review of its portfolio of assets (the “Press Release”).

eBay also announced that it had entered into the Agreements with Elliott and Starboard, respectively. The Agreements include provisions regarding various matters agreed amongst the parties thereto including, but not limited to, the appointment of directors, procedures for determining replacements for the newly appointed directors, voting commitments, “standstills” restricting certain conduct and activities during the periods specified in each Agreement, non-disparagement and other items that are addressed separately in each Agreement.

The foregoing description of the Press Release and the Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Press Release and the Agreements, copies of which are attached to this Current Report as Exhibits 99.1, 99.2 and 99.3 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are furnished with this report:

99.1	Press Release, dated March 1, 2019
99.2	Cooperation Agreement, dated February 28, 2019, by and among Elliott Associates, L.P., Elliott International, L.P., Elliott International Capital Advisors Inc. and eBay Inc.
99.3	Agreement, dated February 28, 2019, by and among Starboard Value LP and affiliates and eBay Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eBay Inc.
(Registrant)

Date: March 1, 2019	/s/ Marc D. Rome
Name: Marc D. Rome
Title: Vice President, Legal, Deputy General Counsel & Assistant Secretary